Exhibit 10.5

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of December 9, 2004, between IMCO Recycling Inc., a Delaware corporation (“IMCO Recycling”), and Alchem Aluminum, Inc., a Delaware corporation, Alchem Aluminum Shelbyville Inc., a Delaware corporation, Gulf Reduction Corporation, a Delaware corporation, IMCO Energy Corp., a Delaware corporation, IMCO Indiana Partnership L.P., a Indiana limited partnership, IMCO International, Inc., a Delaware corporation, IMCO Investment Company, a Delaware corporation, IMCO Management Partnership L.P., a Texas limited partnership, IMCO Operations Services Company, a Delaware corporation, IMCO Recycling of California, Inc., a Delaware corporation, IMCO Recycling of Idaho Inc., a Delaware corporation, IMCO Recycling of Illinois Inc., a Illinois corporation, IMCO Recycling of Indiana Inc., a Delaware corporation, IMCO Recycling of Michigan L.L.C., a Delaware limited liability company, IMCO Recycling of Ohio Inc., a Delaware corporation, IMCO Recycling of Utah Inc., a Delaware corporation, IMCO Recycling Services Company, a Delaware corporation, IMSAMET, Inc., a Delaware corporation, Indiana Aluminum Inc., an Indiana corporation, Interamerican Zinc, Inc., a Delaware corporation, MetalChem, Inc., a Pennsylvania corporation, Midwest Zinc Corporation, a Delaware corporation, Pittsburg Aluminum, Inc., a Kansas corporation, Rock Creek Aluminum, Inc., an Ohio corporation, Silver Fox Holding Company, a Delaware corporation, U.S. Zinc Corporation, a Delaware corporation, U.S. Zinc Export Corporation, a Texas corporation, Western Zinc Corporation, a California corporation, Commonwealth Industries, Inc., a Delaware corporation, CA Lewisport, LLC, a Delaware limited liability company, CI Holdings, LLC, a Delaware limited liability company, Commonwealth Aluminum, LLC, a Delaware limited liability company, Commonwealth Aluminum Concast, Inc., an Ohio corporation, Commonwealth Aluminum Lewisport, LLC, a Delaware limited liability company, Commonwealth Aluminum Metals, LLC, a Delaware limited liability company, Commonwealth Aluminum Sales Corporation, a Delaware corporation, and Commonwealth Aluminum Tube Enterprises, LLC, a Delaware limited liability company, Greencycle Holdings, LLC, a Kentucky limited liability company, Zer0waste, Inc., a Delaware corporation (each a “Guarantor” and collectively, the “Guarantors”) and IMCO Recycling Escrow Inc., a Delaware corporation (“Escrow Corp”).

W I T N E S S E T H :

WHEREAS, Escrow Corp and LaSalle Bank National Association, as trustee (the “Trustee”) executed and delivered an Indenture, dated as of November 4, 2004 (as heretofore amended and supplemented, the “Indenture”), providing for the issuance of the 9% Senior Notes due 2014 (the “Securities”);

WHEREAS, concurrently herewith, IMCO Recycling and the Guarantors are executing and delivering to the Trustee, pursuant to Sections 5.02, 8.02 and 10.01(c) of the Indenture, a Supplemental Indenture, dated as of the date hereof, pursuant to which IMCO Recycling is assuming Escrow Corp’s obligations under the Indenture and the Securities and the Guarantors are guaranteeing IMCO Recycling’s obligations under the Indenture and the Securities;

WHEREAS, Escrow Corp is a party to each of (i) the Escrow Agreement, dated as of November 4, 2004 (the “Escrow Agreement”), between Escrow Corp and LaSalle Bank National Association, as escrow agent, and (ii) the Purchase Agreement, dated October 29, 2004 by and among Deutsche Bank Securities Inc., Citigroup Global Markets Inc., PNC Capital Markets, Inc., McDonald Investments Inc., NatCity Investments, Inc., Wachovia Capital Markets, LLC and ABN AMRO Incorporated as initial purchasers (the “Initial Purchasers”), Escrow Corp and IMCO Recycling (the “Purchase Agreement” and together with the Escrow Agreement, the “Assumed Agreements”);

WHEREAS, IMCO Recycling and the Guarantors desire to assume all of Escrow Corp’s right, title and interest thereto and liabilities and obligations thereunder; and

WHEREAS, this Assumption Agreement has been duly authorized by all necessary corporate action on the part of each of IMCO Recycling, Escrow Corp and the Guarantors.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, IMCO Recycling, the Guarantors and Escrow Corp each covenant and agree:

Assumption

Assumption. IMCO Recycling and the Guarantors, jointly and severally hereby agree to assume, pay, perform and observe all covenants, agreements, liabilities and obligations of Escrow Corp under each of the Assumed Agreements.

Further Assurances. Each of Escrow Corp, the Guarantors and IMCO Recycling shall execute such additional documents and instruments and take such further action as may be reasonably required or desirable to carry out the provisions hereof.

Miscellaneous

Severability. In case any provision in this Assumption Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Governing Law. This Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Multiple Originals. The parties may sign any number of copies of this Assumption Agreement, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Headings. The Article and Section headings herein are inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed as of the date first written above.

IMCO RECYCLING INC.

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

IMCO RECYCLING ESCROW INC.

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

ALCHEM ALUMINUM, INC.

ALCHEM ALUMINUM SHELBYVILLE INC.

GULF REDUCTION CORPORATION

IMCO ENERGY CORPORATION

IMCO INTERNATIONAL, INC.

IMCO INVESTMENT COMPANY

IMCO OPERATIONS SERVICES COMPANY

IMCO RECYCLING OF CALIFORNIA, INC.

IMCO RECYCLING OF IDAHO INC.

IMCO RECYCLING OF ILLINOIS INC.

IMCO RECYCLING OF INDIANA INC.

IMCO RECYCLING OF OHIO INC. IMCO

RECYCLING OF UTAH INC. IMCO

RECYCLING SERVICES COMPANY

IMSAMET, INC.

INDIANA ALUMINUM INC.

INTERAMERICAN ZINC, INC.

METALCHEM, INC.

MIDWEST ZINC CORPORATION

PITTSBURG ALUMINUM, INC.

ROCK CREEK ALUMINUM, INC.

SILVER FOX HOLDING COMPANY

U.S. ZINC CORPORATION

U.S. ZINC EXPORT CORPORATION

WESTERN ZINC CORPORATION

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

IMCO MANAGEMENT PARTNERSHIP L.P.

By:	IMCO Recycling Inc., its general partner

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

IMCO INDIANA PARTNERSHIP L.P.

By:	IMCO Energy Corp., its general partner

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

IMCO RECYCLING OF MICHIGAN LLC

By:	IMCO Recycling Inc., its manager

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

COMMONWEALTH INDUSTRIES, INC.

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

ZER0WASTE, INC. COMMONWEALTH ALUMINUM CONCAST, INC. COMMONWEALTH ALUMINUM SALES CORPORATION

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

CA LEWISPORT, LLC

By:	Commonwealth Industries, Inc., its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

CA HOLDINGS, LLC

By:	Commonwealth Industries, Inc., its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

COMMONWEALTH ALUMINUM, LLC

By:	Commonwealth Aluminum Concast, Inc., its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

COMMONWEALTH ALUMINUM LEWISPORT, LLC

By:	CA Lewisport, LLC, its managing member

By:	Commonwealth Industries, Inc., its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

COMMONWEALTH ALUMINUM METALS, LLC

By:	Commonwealth Aluminum Lewisport, LLC, its sole member

By:	CA Lewisport, LLC, its managing member

By:	Commonwealth Industries, Inc., its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC

By:	Commonwealth Aluminum Concast, Inc. its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President

GREENCYCLE HOLDINGS, LLC

By:	Zer0waste, Inc., its sole member

By:	/s/ Sean M. Stack
	Name:	Sean M. Stack
	Title:	Senior Vice President